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                                                                    Exhibit 10.6


                      FIRST AMENDMENT TO MEZZANINE LOAN AND
                   SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS

         This FIRST AMENDMENT TO MEZZANINE LOAN AND SECURITY AGREEMENT AND OTHER LOAN DOCUMENTS (this "Agreement"), is made as of September 30th , 2002 (the "Effective Date"), by and among GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation ("Senior Tier Mezzanine Lender"), and BRE/PARK PLACE MEZZANINE L.L.C., a Delaware limited liability company (the "Senior Tier Mezzanine Borrower), with reference to the following:

                                    RECITALS:

         A. WHEREAS, On September 18, 2002, Senior Tier Mezzanine Lender made a mezzanine loan to Senior Tier Mezzanine Borrower in the principal amount of $41,000,000 (the "Existing Mezzanine Loan"), pursuant to that certain Mezzanine Loan and Security Agreement, dated as of the date thereof (as the same may be amended, restated and supplemented from time to time, the "Existing Mezzanine Loan Agreement"), between Senior Tier Mezzanine Borrower and Senior Tier Mezzanine Lender, which Existing Mezzanine Loan is evidenced by those two certain Mezzanine Notes, dated as of the date thereof, ((i) one in the principal amount of $26,500,000 (as the same may be amended and supplemented from time to time, the "Senior Tier Mezzanine Note"), and (ii) one in the principal amount of $14,500,000 (as the same may be amended, restated and supplemented from time to time, the "Junior Tier Mezzanine Note")), made by Senior Tier Mezzanine Borrower in favor of Senior Tier Mezzanine Lender and secured by (i) that certain Pledge and Security Agreement, dated as of the date thereof, between Senior Tier Mezzanine Borrower and Senior Tier Mezzanine Lender, and (ii) the other Loan Documents (Mezzanine) (as defined in the Existing Mezzanine Loan Agreement (the "Existing Loan Documents").

         B. WHEREAS, The Existing Mezzanine Loan has a current outstanding principal balance of $41,000,000.

         C. WHEREAS, Senior Tier Mezzanine Borrower, BRE/PARK PLACE JUNIOR MEZZANINE L.L.C. ("Junior Tier Mezzanine Borrower" and, together with Senior Tier Mezzanine Borrower, the "Borrowers"), a Delaware limited liability company, Senior Tier Mezzanine Lender, German American Capital Corporation ("Junior Tier Mezzanine Lender" and, together with Senior Tier Mezzanine Lender, "Lenders"), and Guarantor have agreed to modify the Existing Mezzanine Loan upon certain terms and conditions hereinafter set forth.

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Senior Tier Mezzanine Lender and Senior Tier Mezzanine Borrower hereby agree as follows:

         1. Incorporation. The recital paragraphs set forth above are hereby incorporated herein by this reference as if fully set forth herein.

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         2. Defined Terms. Capitalized terms not otherwise defined herein shall have the same meanings as are ascribed to such terms in the Existing Mezzanine Loan Agreement or any of the other Existing Loan Documents.

         3. No Offset. Senior Tier Mezzanine Borrower represents and warrants that (a) all of its representations and warranties in the Existing Loan Documents, as same are amended hereby, are true and complete on the date hereof with the same force and effect as if made on such date, except that Exhibit J of the Existing Mezzanine Loan Agreement is hereby deleted in its entirety and Exhibit J B First Amended attached hereto is hereby substituted therefor; (b) the Existing Loan Documents are in full force and effect; (c) Senior Tier Mezzanine Lender has fully performed all obligations to Senior Tier Mezzanine Borrower under the Existing Loan Documents which it was obligated to perform on or prior to the date hereof; and (d) Senior Tier Mezzanine Borrower has no defenses, claims, causes of action, counterclaims or offsets against Senior Tier Mezzanine Lender, or any of its officers, employees, agents, directors or attorneys of any kind or nature whatsoever.

         4. Conditions Precedent. Senior Tier Mezzanine Borrower and, as applicable, Junior Tier Mezzanine Borrower, represent and warrant that each of the following conditions have been satisfied on or before the Effective Date:

                  (a) Borrowers have executed and delivered to Senior Tier Mezzanine Lender a fully executed original counterpart of the Assumption and Release Agreement (hereinafter defined) in form and substance acceptable to Senior Tier Mezzanine Lender which is effective on the Effective Date simultaneous to the effectiveness of the amendments contemplated by this Agreement.

                  (b) Senior Tier Mezzanine Lender has received from legal counsel satisfactory to Senior Tier Mezzanine Lender legal opinions, including, without limitation, substantive nonconsolidation opinions, in form and substance satisfactory to Senior Tier Mezzanine Lender in Senior Tier Mezzanine Lender=s sole and absolute discretion.

                  (c) No Default or Event of Default has occurred under the Existing Loan Documents.

         5. Junior Tier Mezzanine Note.

                  (a) Mezzanine Loan. On the Effective Date simultaneous to the effectiveness of the amendments to the Existing Loan Documents contemplated by this Agreement, Borrowers shall enter into an agreement (the "Assumption and Release Agreement") with Lenders, pursuant to which (i) Junior Tier Mezzanine Lender will assume the indebtedness evidenced by Junior Tier Mezzanine Note, (ii) Senior Tier Mezzanine Lender will release any and all obligations of Senior Tier Mezzanine Borrower under Junior Tier Mezzanine Note, and (iii) Junior Tier Mezzanine Lender will agree to enter into new mezzanine loan documents (the

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         "Junior Tier Mezzanine Loan Documents") evidencing and securing the loan evidenced by Junior Tier Mezzanine Note.

                  (b) Junior Tier Mezzanine Loan. The portion of the Indebtedness in the principal amount of $14,500,000 evidenced by the Junior Tier Mezzanine Note (the "Junior Tier Mezzanine Loan") is hereby severed from the balance of the Indebtedness and all obligations relating to the Junior Tier Mezzanine Loan shall be obligations solely of Junior Tier Mezzanine Borrower. From and after the Effective Date, the Junior Tier Mezzanine Loan and all obligations related thereto shall be evidenced by the Junior Tier Mezzanine Note and the other Junior Tier Mezzanine Loan Documents. Simultaneous to the effectiveness of the amendments contemplated by this Agreement and pursuant to the Assumption and Release by Senior Tier Mezzanine Borrower, Senior Tier Mezzanine Borrower shall be released from all obligations relating to the Junior Tier Mezzanine Loan and all obligations relating to the portion of the Indebtedness evidenced by the Junior Tier Mezzanine Note. From and after the Effective Date and simultaneous to the effectiveness of the amendments contemplated by this Agreement, the Junior Tier Mezzanine Loan shall be secured solely by the that certain Junior Tier Mezzanine Loan and Security Agreement ("Junior Tier Mezzanine Loan Agreement"), dated as of the date hereof and the other Loan Documents (Junior Tier Mezzanine) (as defined in the Junior Tier Mezzanine Loan Agreement) and none of the Existing Loan Documents shall secure any portion of the Indebtedness evidenced by the Junior Tier Mezzanine Note.

                  (c) References to Note. All references in any of the Existing Loan Documents to the Mezzanine Note (i) prior to the execution of the Assumption and Release Agreement, shall be deemed to be references to the Mezzanine Note and (ii) after the execution of the Assumption and Release Agreement, shall be deemed to be references to Senior Tier Mezzanine Note.

                  (d) Loan and Loan Amount. Effective after the execution and delivery of the Assumption and Release Agreement, Section 1.1 of the Existing Mezzanine Loan Agreement is hereby modified by eliminating the definition of "Loan" and "Mezzanine Note" and substituting the following therefor:

         "Loan" shall mean the loan in the amount of Twenty-Six Million Five Hundred Thousand Dollars ($26,500,000) made by Mezzanine Lender to Mezzanine Borrower pursuant to this Agreement.

         "Mezzanine Note" shall mean that certain Mezzanine Note, dated as of September 18, 2002, in the principal amount of Twenty-Six Million Five Hundred Thousand Dollars ($26,500,000), made by Mezzanine Borrower, as maker, in favor of Mezzanine Lender, as payee, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

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                  (e) Junior Tier Mezzanine Account and Junior Tier Mezzanine
         Loan and Security Agreement. Section 1.1 of the Existing Mezzanine Loan Agreement is hereby modified by adding the following definitions:

         "Junior Tier Mezzanine Account" shall have the meaning set forth in
         Section 3.1.1 of the Junior Tier Mezzanine Loan and Security Agreement.

         "Junior Tier Mezzanine Lender" shall mean GERMAN AMERICAN CAPITAL CORPORATION, a Maryland corporation, together with its successors and assigns.

         "Junior Tier Mezzanine Loan and Security Agreement" shall mean that certain Junior Tier Mezzanine Loan and Security Agreement, dated as of September 30, 2002, by and between BRE/Park Place Junior Mezzanine L.L.C, as mezzanine borrower, and German American Capital Corporation, as mezzanine lender.

         "Junior Tier Mezzanine Loan Documents"shall have the meaning ascribed to the term "Loan Documents (Junior Tier Mezzanine)"set forth in the Junior Tier Mezzanine Loan and Security Agreement.

         6. Cash Management.

                  (a) Monthly Funding. Sections 3.1.6 (a) and (c) of the Existing Loan Agreement are hereby modified by eliminating such sections in their entirety and substituting the following therefor:

                           (a) Mezzanine Borrower hereby irrevocably authorizes Mezzanine Lender to transfer (and, pursuant to the Account Agreement (Mezzanine) shall irrevocably authorize Cash Management Bank (Mezzanine) to execute any corresponding instructions of Mezzanine Lender), and Mezzanine Lender shall transfer, from the Mezzanine Account by 11:00 a.m. New York time commencing on the tenth (10th) calendar day of each calendar month (and if such day is not a Business Day then on the immediately preceding Business Day) and on each Business Day thereafter until the earlier to occur (i) the ninth (9th) calendar day of the next succeeding calendar month (or, if such day is not a Business Day, then the immediately preceding Business
                           Day), or (ii) as soon after the tenth (10th) calendar day of such month as there shall be sufficient collected funds on deposit in the Mezzanine Account, and from time to time (but no less frequently than weekly thereafter) funds in an amount equal to the sum of any Protective Advances which may have been advanced by (and not previously reimbursed to) the Mezzanine Lender pursuant to the terms of the Loan Documents (Mezzanine) to cure any Default or Event of Default, any Mortgage Default or Mortgage Event of

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                           Default, or to protect the Collateral together with
                           any interest payable on such amounts pursuant to the Loan Documents (Mezzanine), plus (x) the unpaid Debt Service (Mezzanine) for the next occurring Payment Date, plus (y) an amount equal to such payments for any prior month(s), to the extent not previously paid, plus (z) an amount equal to the amount sufficient to pay any other amounts due under the Loan Documents (Mezzanine) (other than any Debt Service (Mezzanine)). Mezzanine Borrower acknowledges that Mezzanine Lender shall not be required to make such withdrawal and deposit until such time as Mezzanine Lender is able to calculate the amount of the Debt Service (Mezzanine) for the next occurring Payment Date. As used herein, the term NET EXCESS CASH FLOW means the amount available in the Mezzanine Account after the transfers to the Mezzanine Debt Service Reserve Account required under this Section
                           3.1.6 have been made and the term NET EXCESS CASH FLOW COMMENCEMENT DATE shall mean the date such amounts have been fully funded or reserved within the Mezzanine Account in any given calendar month.

                           (c) Provided Mezzanine Borrower shall have deposited into the Mezzanine Account all funds then required to have been so deposited, then Mezzanine Lender shall transfer the Net Excess Cash Flow from the Mezzanine Account to the Junior Tier Mezzanine Account within one (1) Business Day following the Net Excess Cash Flow Commencement Date for each month and on a daily basis thereafter until the end of the applicable collection period. Mezzanine Borrower shall, upon request by Mezzanine Lender prior to transferring such Net Excess Cash Flow, cause the Mortgage Borrower to provide Mezzanine Lender with evidence reasonably satisfactory to Mezzanine Lender that Mortgage Borrower has paid all Operating Expenses for the month immediately preceding the month in which such request is made by Mezzanine Lender. From and after the transfer of such Net Excess Cash Flow to the Junior Tier Mezzanine Account, Mezzanine Lender shall have no further liability or responsibility with respect to the funds so transferred or the investment thereof.

         7. Additional Representations and Warranties: Senior Tier Mezzanine Borrower hereby represents and warrants that:

                  (a) The Existing Loan Documents are listed on Exhibit A and there are no other agreements between Senior Tier Mezzanine Lender and Senior Tier Mezzanine Borrower, any guarantor, manager, franchisor or any of their respective affiliates evidencing or securing the Mezzanine Loan. The Existing Loan Documents are unmodified and in full force and effect

                  (b) Since the Closing Date, no Default or Event of Default under any of the Existing Loan Documents has occurred.

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                  (c) The Existing Mezzanine Loan has not, since the date of its origination, been 30 days or more past due in respect of any debt service payments required in any of the Existing Loan Documents.

                  (d) Senior Tier Mezzanine Borrower has not been a debtor in any state or federal bankruptcy or insolvency proceeding.

                  (e) No taking has been commenced or, to Senior Tier Mezzanine Borrower's knowledge, is contemplated with respect to all or any portion of any Property or for the relocation of roadways providing access to any Property.

                  (f) The Existing Loan Documents, as hereby amended (and as amended by that certain First Amendment to Loan and Security Agreement and Other Loan Documents, dated as of the date hereof, entered into by and between BRE/Park Place L.L.C., a Delaware limited liability company, and German American Capital Corporation), executed by Senior Tier Mezzanine Borrower and, as applicable, Guarantor, in connection with the Senior Tier Mezzanine Loan, including, without limitation, the Senior Tier Mezzanine Note, are the legal, valid and binding obligations of Senior Tier Mezzanine Borrower and, as applicable, Guarantor, enforceable against Senior Tier Mezzanine Borrower and, as applicable, Guarantor, in accordance with their terms, subject only to bankruptcy, insolvency and other limitations on creditor=s rights generally and to equitable principles. Such Existing Loan Documents are not subject to any right of rescission, setoff, counterclaim or defense by the Senior Tier Mezzanine Borrower, including the defense of usury, nor will the operation of any of the terms of the Senior Tier Mezzanine Note or such other Existing Loan Documents, as hereby amended, or the exercise of any rights thereunder, render same unenforceable against Senior Tier Mezzanine Borrower, in whole or in part, or subject to any right of rescission, setoff, counterclaim, or defense by Senior Tier Mezzanine Borrower, including the defense of usury, and Senior Tier Mezzanine Borrower has not asserted any right of rescission, setoff, counterclaim or defense with respect thereto.

         8. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York pursuant to '5-1401 of the New York General Obligations Law.

         9. Notices to Lender. All notices furnished or to be furnished to Senior Tier Mezzanine Lender pursuant to the Existing Loan Documents, from and after the date hereof, shall be sent to the parties and in the manner described in the Existing Loan Agreement .

         10. References Generally. All references in the Existing Mezzanine Loan Agreement, as amended hereby, to any other Existing Loan Document shall be deemed to refer to such Existing Loan Document as amended hereby. All references in any of the other Existing Loan Documents to

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the Existing Mezzanine Loan Agreement shall be deemed to be references to the
Existing Loan Agreement as amended hereby.

         11. Ratification. The Existing Loan Documents, except as amended hereby, shall remain unchanged and in full force and effect in accordance with their terms and, as amended hereby, are hereby ratified and confirmed.

         12. Counterparts. This Agreement may be executed in multiple counterparts, all of which, when taken together, shall constitute a fully executed original agreement.

         13. Successors and Assigns. This Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.

                   [BALANCE OF PAGE LEFT INTENTIONALLY BLANK]

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         IN WITNESS WHEREOF, each of the parties hereto have executed this
Agreement as of the day and year first written above.

                                              SENIOR TIER MEZZANINE BORROWER:

                                              BRE/PARK PLACE MEZZANINE L.L.C.,
                                              a Delaware limited liability
                                              company

                                              By: /s/ Dennis McDonagh
                                                  ------------------------------
                                              Name: Dennis J. McDonagh
                                              Title: Managing Director, Vice
                                              President, Treasurer & Secretary

Agreed to and Acknowledged solely with
respect to Sections 4(a), 5(a) and 5(b) hereof:

JUNIOR TIER MEZZANINE BORROWER:

BRE/PARK PLACE JUNIOR MEZZANINE L.L.C.,
a Delaware limited liability company

By: /s/ Dennis McDonagh
    -----------------------------------
    Name: Dennis J. McDonagh
    Title: Managing Director, Vice President, Treasurer & Secretary

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                                             SENIOR TIER MEZZANINE LENDER:

                                             GERMAN AMERICAN CAPITAL
                                             CORPORATION, a Maryland corporation

                                             By: /s/ Eric Schultz
                                                 --------------------------
                                             Name: Eric Schultz
                                             Title: Vice President

                                             By: /s/ Stephen Choe
                                                 ------------------------------
                                             Name: Stephen H. Choe
                                             Title: Authorized Signatory